UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2004

                          THE COLONIAL BANCGROUP, INC.

             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-13508                  63-0661573
(State or other jurisdiction of    (Commission             (I.R.S. Employer
 incorporation or organization)     File Number)           Identification No.)


                               One Commerce Street

                            Montgomery, Alabama 36104

                    (Address of principal executive offices)

                                 (334) 240-5000

                           (Registrant's phone number)




Item 9 and 12.     Regulation F-D Disclosure and Results of Operations and
Financial Condition.

Information regarding the registrant's earnings results for the quarter ended June 30, 2004 is furnished herein as Regulation F-D Disclosure.

As additional Regulation F-D Disclosure, the registrant furnishes the press release referenced as Exhibit No.99.1.



         Exhibit No.       Exhibit
         99.1              Press Release Announcing Second Quarter Earnings and
                           Supplemental Information

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


THE COLONIAL BANCGROUP, INC.

                                       By: /s/  SHEILA MOODY
                                           --------------------------
                                            Sheila Moody
                                            Chief Accounting Officer